SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT

Pursuant to Sections 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 29, 2003

AUTHENTIDATE HOLDING CORP.
(Exact name of Registrant as specified in charter)

Delaware (State or other jurisdic- tion of incorporation)	0-20190 (Commission File Number)	14-1673067 (IRS Employer Identification No.)

2165 Technology Drive, Schenectady, New York (Address of principal executive offices)	12308 (Zip Code)

Registrant's telephone number, including area code (518) 346-7799

(Former name or former address, if changed since last report.)

Item 7.     Financial Statements and Exhibits.

(c)            Exhibits.

The following exhibit is filed herewith.

Exhibit No.	Description
99.1	Press release issued by Authentidate Holding Corp. dated September 29, 2003.

Item 12.    Results of Operations and Financial Condition.

On September 29, 2003, Authentidate Holding Corp. (the “Registrant”) issued a press release announcing results for the fiscal year ended June 30, 2003. A copy of the press release is attached as exhibit 99.1. The information in this report shall not be deemed to be “filed” for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended. Unless expressly incorporated into a filing of the Registrant under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, made after the date hereof, the information contained herein shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 29, 2003	AUTHENTIDATE HOLDING CORP.
(Registrant)

	By:	/s/ Dennis H. Bunt

Dennis H. Bunt Chief Financial Officer